Message From The Chairman
-------------------------------------------------------------------------------
Fellow Shareholders:

Summit High Yield Fund/1/

Investors in high yield bonds found the twelve-month period ended May 31, 1999 to be a more difficult time than in years past. The Salomon Brothers High Yield Index had a total return of only 0.72% and, for the first time in many years, high yield bonds failed to outperform investment grade fixed income securities as measured by the 4.33% total return of the Salomon Brothers Investment Grade Bond Index/2/.

The Summit High Yield Fund's performance was disappointing during the period. Our -8.45% total return (without the sales charge)* was a reflection of how our aggressive posture of primarily investing in smaller, B-rated issuers within the high yield marketplace was penalized by investors' bias towards the larger, upper quality tier of high yield issuers. Longer-term this aggressive posture has proven to be beneficial to shareholders as evidenced by Lipper Analytical Services' ranking the Summit High Yield Fund (Class A Shares) #9 among 100 "High Current Yield" funds as of May 31, 1999 since our June 27, 1994 inception./3/

In its brief nearly five-year history your Fund has now produced a double-digit annualized total return of 10.87% (without the sales charge)* for the period ended May 31, 1999. The "correction" that we have witnessed in the high yield market leads us to believe that the high yield market currently offers compelling value and we are optimistic that the sector has the potential to deliver good returns relative to its risk.

Strategy The Next Twelve Months

Spreads in the high yield market widened as market participants became increasingly concerned over the direction of interest rates and the U.S. economy. This widening of credit or quality spreads suggests that investors are requiring higher yields to compensate them for the credit risk inherent in high yield bonds. This is especially true for the B-rated issuers that the Fund primarily invests in. The bonds of these smaller issuers have widened more in yield spread than larger, better-quality issuers.

Over time, our belief is that other fixed income investors will recognize that smaller, B-rated issuers have sound business and operational plans that they are in the process of executing and therefore, the bonds of these companies will be viewed as undervalued as the financial profiles of these companies improve.

As a portfolio management team, we believe that our major strength is the selection of individual companies and their related securities that have, in our view, exceptional relative value within the high

--------
/1/ Although the fund's yield and total return may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield and total return is a function of the greater risk that the fund's share price will decline as described in the prospectus.
/2/ The Salomon Brothers Investment Grade Index is widely representational of the performance of investment grade corporate and U.S. Government Bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Summit High Yield Fund reflects the deduction of fees for these value-added services.
/3/ The Lipper ranking is based on total return for the period and does not reflect a sales charge. As of May 31, 1999 the Summit High Yield Fund (Class A Shares) ranked 270/281 and 72/158 for the 1-year and 3-year periods, respectively. Also, as of June 30, 1999 the Summit High Yield Fund ranked 284/291 and 78/161 for the 1-year and 3-year periods respectively, and 10/100 since it's inception on June 27, 1994. Past performance is no guarantee of future results. During the period for which this ranking is based, the Fund waived fees. In the absence of those waivers, the ranking may have been lower.

*   See graph and additional footnotes on pages 3.

-------------------------------------------------------------------------------
yield market. We believe this "bottom-up" approach to credit portfolio management, combined with our traditional fully invested position, has allowed us to perform well in the Fund's nearly five-year existence.

As portfolio managers, we continue to pursue our goal of increasing total returns in three ways. First, we seek to apply sound, fundamental credit analysis to select securities that have been overlooked by other high yield investors. Second, we seek to invest in securities of companies that are improving their financial profile and therefore, will benefit from improving credit quality. Third, we make strategic "theme-oriented" moves to pursue opportunities in sectors within the high yield market.

Summit Emerging Markets Bond Fund/4/--WOW!

WOW indeed! The fixed income emerging markets have certainly provided a roller coaster experience in the twelve-month period ended May 31, 1999. As emerging market countries suffered around the globe last summer (June 1, 1998 through August 31, 1998), our Fund had a total return of -26.05% (without the sales charge)** for the quarter (versus -30.32% for the JP Morgan Emerging Market Plus Bond Index or "EMBI+" for the same period). The fall period showed better results as a number of emerging market nations put into place various measures to ensure fiscal solvency. An example of these better results is the Summit Emerging Markets Bond Fund performance for November 1998 when the Fund had a total return of 16.76% (without the sales charge)** for the month versus the EMBI+ total return of 5.89% for the month. When "it's all said and done," however, our Fund had a total return of -14.86% (without the sales charge)** for its May 31, 1999 fiscal year versus the EMBI+ return of -11.01% for the same period. We continue to believe that the emerging market bond sector offers an attractive investment opportunity that many long-term investors may find appealing. The Summit Emerging Markets Bond Fund offers a convenient means to help capitalize on the world's developing economics, while seeking to reduce international stock market risk.

While returns for this sector were negative and therefore below expectations, we are optimistic that the many political and economic reforms being made in emerging market economies may act as the catalysts for increased business activity and demand for capital. In return for potentially greater risks, emerging market bonds have the potential to offer higher returns than typical U.S. high yield corporate bonds. Potential capital appreciation is also possible in this sector in a positive global economic environment.

I would like to thank you for the trust and confidence you have placed in our portfolio management team. Please drop me a note with comments or questions about any aspect of our Funds or our operations.

Sincerely,

/s/ Steven R. Sutermeister
Steven R. Sutermeister
Chairman


--------
/4/ International investing involves increased risk and volatility. Investing in emerging markets securities involves unique risks such as currency risks, political, social and economic risks, credit risks and liquidity risk, as described in the prospectus.
**  See graph and additional footnotes on pages 4.
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares when redeemed may be worth more or less than the original cost.
The Summit High Yield Fund and Summit Emerging Markets Bond Fund are distributed by BISYS Fund Services.
This report is authorized for distribution only when preceded or accompanied by a prospectus. Read it carefully before investing.

               [CHART OF SUMMIT HIGH YIELD FUND APPEARS HERE]
------------------------------------------------------------------------------
         Label        A            B           C            D           E
------------------------------------------------------------------------------
Label             Salomon      A Shares     A Shares*   B Shares     B Shares**
                  High Yield   (w/out load) (w/load)    (w/out CDSC) (w/CDSC)
------------------------------------------------------------------------------

    1  6/27/94         10000          10000      9551          10000     10000
------------------------------------------------------------------------------

    2  5/31/95         11309          10997     10503          10997     10497
------------------------------------------------------------------------------

    3  5/31/96         12387          12233     12639          13233     12833
------------------------------------------------------------------------------

    4  5/31/97         13411          15635     14933          15633     15333
------------------------------------------------------------------------------

    5  5/31/98         15289          18161     17345          18161     17861
------------------------------------------------------------------------------

    6  5/31/99         15399          16627     15880          16531     16355
------------------------------------------------------------------------------

                            Summit High Yield Fund
------------------------------------------------------------------------
                          Average Annual Total Return
------------------------------------------------------------------------
                                                              Since
                                                            Inception
Period Ended 5/31/99                 1 Year                 (6/27/94)
------------------------------------------------------------------------
A Shares w/out load                 (8.45)%                   10.87%
------------------------------------------------------------------------
A Shares w/load*                   (12.58)%                    9.84%
------------------------------------------------------------------------
B Shares w/out CDSC                 (8.97)%                   10.74%
------------------------------------------------------------------------
B Shares w/CDSC**                  (12.96)%                   10.50%
------------------------------------------------------------------------
  *Reflects the maximum 4.50% sales charge.
 **Reflects the contingent deferred sales charge (maximum 5.00%)

The Fund's performance is measured against the Salomon High Yield Market Index, a broad-based index of the high-yield bond market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Summit High Yield Fund reflects the deduction of fees for these value-added services.

Performance for the B Shares, which commenced operations on October 8, 1998, is based on historical performance of the A Shares (without sales charge) prior to that date. A Shares performance does not reflect the higher 12b-1 fees associated with the B Shares. Had the higher 12b-1 fees been incorporated, total return and growth of $10,000 figures would have been different.

Past performance is not predictive of future performance and the composition of the Fund's holdings is subject to change. Investment return and principal value of the Summit High Yield Fund will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

During the period, investment advisory and administration fees were voluntarily reduced, resulting in a higher total return than would have occurred if full fees had been charged.

                  [CHART OF SUMMIT HIGH YIELD FUND APPEARS HERE]

         Label           A            B          C             D            E
------------------------------------------------------------------------------
                  J.P. Morgan    A Shares    A Shares    B Shares     B Shares
Label               Emerging   (w/out load)  (w/load)  (w/out CDSC)   (w/CDSC)
------------------------------------------------------------------------------
    1   12/31/97       10000        10000       9551         10000        9550
------------------------------------------------------------------------------
    2    2/28/98       10265        10247       9787         10247        9747
------------------------------------------------------------------------------
    3    5/31/98       10186        10201       9743         10201        9707
------------------------------------------------------------------------------
    4    8/31/98        7098         7537       7198          7537        7182
------------------------------------------------------------------------------
    5   11/30/98        8785         8000       7641          7994        7634
------------------------------------------------------------------------------
    6    2/28/99        8365         7783       7433          7762        7492
------------------------------------------------------------------------------
    7    5/31/99        9065         8685       8295          8644        8353
------------------------------------------------------------------------------

                            Summit High Yield Fund
------------------------------------------------------------------------
                          Average Annual Total Return
------------------------------------------------------------------------
                                                              Since
                                                            Inception
Period Ended 5/31/99                 1 Year                 (12/31/97)
------------------------------------------------------------------------
A Shares w/out load                (14.86)%                   (9.49)%
------------------------------------------------------------------------
A Shares w/load*                   (18.73)%                  (12.38)%
------------------------------------------------------------------------
B Shares w/out CDSC                (15.26)%                   (9.79)%
------------------------------------------------------------------------
B Shares w/CDSC**                  (18.95)%                  (11.95)%
------------------------------------------------------------------------
  * Reflects the maximum 4.50% sales charge.
 ** Reflects the contingent deferred sales charge (maximum 5.00%)

The Fund's performance is measured against the J.P. Morgan EMBI+ Index an Index which tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local markets. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Summit Emerging Markets Fund reflects the deduction of fees for these valued-added services.

Performance for the B Shares, which commenced operations on October 8, 1998, is based on historical performance of the A Shares (without sales charge) prior to that date. The A Shares performance does not reflect the higher 12b-1 fees associated with the B Shares. Had the higher 12b-1 fees been incorporated, total return and growth of $10,000 figures would have been different.

Past performance is not predictive of future performance and the composition of the Fund's holdings is subject to change. Investment return and principal value of the Summit Emerging Markets Bond Fund will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

During the period, investment advisory and administration fees were voluntarily reduced, resulting in a higher total return than would have occurred if full fees had been charged.

                               Table of Contents

                           Message From the Chairman
                                     Page 1

                       Report of Independent Accountants
                                     Page 6

                      Statements of Assets and Liabilities
                                     Page 7

                            Statements of Operations
                                     Page 8

                      Statements of Changes in Net Assets
                                     Page 9

                       Schedules of Portfolio Investments
                                    Page 10

                         Notes to Financial Statements
                                    Page 15

                              Financial Highlights
                                    Page 22

Report of Independent Accountants
-------------------------------------------------------------------------------
To the Shareholders and Trustees
Summit Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Summit High Yield Fund and the Summit Emerging Markets Bond Fund (separate portfolios constituting the Summit Investment Trust, hereafter referred to as the "Funds") at May 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods presented, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Columbus, Ohio
July 23, 1999

SUMMIT INVESTMENT TRUST

                      Statements of Assets and Liabilities
                                  May 31, 1999

                                                  High Yield   Emerging Markets
                                                     Fund         Bond Fund
                                                  -----------  ----------------
                     ASSETS:
Investments, at value (cost $53,005,895 and
$27,272,520, respectively)....................... $47,219,687    $21,463,329
Interest receivable..............................   1,445,786        795,523
  Receivable for capital shares issued...........      50,002             --
  Deferred organizational expenses...............          --          8,326
                                                  -----------    -----------
    Total Assets.................................  48,715,475     22,267,178
                                                  -----------    -----------
                  LIABILITIES:
Payable for capital shares redeemed..............      50,000             --
Payable to Custodian.............................     895,587             --
Accrued expenses and other payables:
 Investment advisory fees........................       5,582          3,821
 Administration fees.............................         985            455
 12b-1 fees (A shares)...........................       9,632          4,862
 12b-1 fees (B shares)...........................         245              3
 Shareholder Service fees........................          13             --
 Other...........................................      55,550         19,788
                                                  -----------    -----------
  Total Liabilities..............................   1,017,594         28,929
                                                  -----------    -----------
                   NET ASSETS:
Capital..........................................  57,524,961     29,134,406
Undistributed net investment income..............      62,531         26,368
Accumulated undistributed net realized losses
 from investments and foreign currency
 transactions....................................  (4,103,403)    (1,113,334)
Net unrealized depreciation on investments and
 assets and liabilities denominated in foreign
 currencies......................................  (5,786,208)    (5,809,191)
                                                  -----------    -----------
  Net Assets..................................... $47,697,881    $22,238,249
                                                  ===========    ===========
Net Assets:
  A Shares....................................... $47,325,481    $22,236,911
  B Shares.......................................     372,400          1,338
Outstanding units of beneficial interest
(shares):
  A Shares.......................................   5,382,321      3,053,293
  B Shares.......................................      42,424            184
Net Asset Value
  A Shares Redemption price per share............ $      8.79    $      7.28
                                                  ===========    ===========
  Maximum sales charge...........................        4.50%          4.50%
                                                  ===========    ===========
  Maximum offering price (100%/100%--maximum
   sales charge) of net asset value per share
   (adjusted to the nearest cent)................ $      9.20    $      7.62
                                                  ===========    ===========
  B Shares Offering price per share (a).......... $      8.78    $      7.28
                                                  ===========    ===========

--------
(a) Redemption price for B Shares varies based on length of time shares are held.
                       See notes to financial statements.

SUMMIT INVESTMENT TRUST

                            Statements of Operations
                        For the year ended May 31, 1999

                                                                Emerging Markets
                                                High Yield Fund    Bond Fund
                                                --------------- ----------------
INVESTMENT INCOME:
Interest income...............................    $ 6,261,945     $ 3,191,569
Dividend income...............................         26,304          23,524
                                                  -----------     -----------
  Total Income................................      6,288,249       3,215,093
                                                  -----------     -----------
EXPENSES:
Investment advisory fees......................        303,469         157,444
Administration fees...........................        106,274          41,986
12b-1 fees (A Shares).........................        123,297          52,475
12b-1 fees (B Shares)(a)......................            602               6
Shareholder service fees (B shares)(a)........            204               2
Audit fees....................................         15,847           7,588
Custodian fees................................         33,389           3,749
Accounting fees...............................         41,637          53,852
Legal fees....................................         94,807          31,997
Organization expenses.........................             --          16,735
Transfer agent fees...........................         84,633          42,114
Trustees' fees................................         23,044           9,133
Miscellaneous expenses........................        104,614          40,710
                                                  -----------     -----------
  Total expenses before voluntary reductions..        931,817         457,791
  Expenses voluntarily reduced................        (61,924)        (38,441)
                                                  -----------     -----------
  Net Expenses................................        869,893         419,350
                                                  -----------     -----------
Net Investment Income.........................      5,418,356       2,795,743
                                                  -----------     -----------
REALIZED/UNREALIZED GAINS (LOSSES) ON
INVESTMENTS:
Net realized losses on investments and foreign
currency transactions.........................     (3,965,380)     (1,113,310)
Net change in unrealized depreciation on
 investments and assets and liabilities
 denominated in foreign currencies............     (6,212,023)     (5,487,784)
                                                  -----------     -----------
Net realized/unrealized losses on investments.    (10,177,403)     (6,601,094)
                                                  -----------     -----------
Change in net assets resulting from
operations....................................    ($4,759,047)    ($3,805,351)
                                                  ===========     ===========

(a) Period from commencement of operations (October 8, 1998)

                       See notes to financial statements.

SUMMIT INVESTMENT TRUST

                      Statements of Changes in Net Assets

                               High Yield Fund        Emerging Markets Bond Fund
                         --------------------------- -----------------------------
                            For the       For the       For the        For the
                          Year Ended    Year Ended    Year Ended    Period Ended
                         May 31, 1999  May 31, 1998  May 31, 1999  May 31, 1998(c)
                         ------------- ------------- ------------- ---------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income..  $ 5,418,356   $ 4,222,185   $ 2,795,743    $   892,066
 Net realized gains
  (losses) on investment
  and foreign currency
  transactions..........   (3,965,380)    3,821,677    (1,113,310)       105,690
 Net change in
  unrealized
  depreciation on
  investments and assets
  and liabilities
  denominated in foreign
  currencies............   (6,212,023)   (1,467,951)   (5,487,784)      (321,407)
                          -----------   -----------   -----------    -----------
Change in net assets
resulting from
operations..............   (4,759,047)    6,575,911    (3,805,351)       676,349
                          -----------   -----------   -----------    -----------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
 Net investment income
  A Shares..............   (5,502,063)   (4,184,950)   (2,805,873)      (857,402)
  B Shares(a)...........       (9,484)           --          (110)            --
  Institutional
  Shares(b).............           --       (75,986)           --             --
                          -----------   -----------   -----------    -----------
                           (5,511,547)   (4,260,936)   (2,805,983)      (857,402)
                          -----------   -----------   -----------    -----------
 In excess of net
  investment income
  Institutional
  Shares(b).............           --        (3,718)           --             --
                          -----------   -----------   -----------    -----------
                                   --        (3,718)           --             --
                          -----------   -----------   -----------    -----------
 Net realized gains
  A Shares..............   (1,598,270)   (3,955,064)     (113,762)            --
  B Shares(a)...........         (873)           --            (7)            --
                          -----------   -----------   -----------    -----------
                           (1,599,143)   (3,955,064)     (113,769)            --
                          -----------   -----------   -----------    -----------
Change in net assets
from shareholder
distributions...........   (7,110,690)   (8,219,718)   (2,919,752)      (857,402)
                          -----------   -----------   -----------    -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued.................   29,367,573    45,870,906       864,623     25,207,058
 Dividends reinvested...    6,754,211     7,543,747     2,917,885        857,402
 Cost of shares
 redeemed...............  (32,197,576)  (35,071,165)     (698,624)        (3,939)
                          -----------   -----------   -----------    -----------
Change in net assets
from capital
transactions............    3,924,208    18,343,488     3,083,884     26,060,521
                          -----------   -----------   -----------    -----------
Change in net assets....   (7,945,529)   16,699,681    (3,641,219)    25,879,468
NET ASSETS:
 Beginning of period....   55,643,410    38,943,729    25,879,468             --
                          -----------   -----------   -----------    -----------
 End of period..........  $47,697,881   $55,643,410   $22,238,249    $25,879,468
                          ===========   ===========   ===========    ===========

--------
(a)  Period from commencement of operations (October 8, 1998).
(b) On July 31, 1997, Institutional Shares ceased operations and were transferred to A Shares.
(c)  Emerging Market Bond Fund commenced operations on December 31, 1997.
                       See notes to financial statements.

SUMMIT INVESTMENT TRUST
SUMMIT HIGH YIELD FUND

                       Schedule of Portfolio Investments
                                  May 31, 1999

  Shares or
  Principal                        Security                          Market
   Amount                        Description                          Value
 ---------- ----------------------------------------------------   ------------

 Common Stocks (0.8%):
 Communications (0.8%):
 International--Wholesale Telecom (0.8%):
      8,083 Viatel, Inc. (b)....................................   $    363,735
                                                                   ------------
 Paging/Telegraph (0.0%):
      1,000 Paging Do Brazil Holding Co. LLC, Class B...........             --
                                                                   ------------
  Total Common Stocks............................................       363,735
                                                                   ------------
 Corporate Bonds (97.9%):
 Communications (44.4%):
 Data/Internet (5.3%):
 $  500,000 Covad Communications Group, Inc., 12.50%, 2/15/09...        482,500
  1,000,000 Psinet, Inc., 11.50%, 11/1/08.......................      1,055,000
  1,000,000 Teligent, Inc., 11.50%, 12/1/07.....................        985,000
                                                                   ------------
                                                                      2,522,500
                                                                   ------------

 Domestic--Retail Telecom (6.6%):
  1,000,000 E.Spire Communication, Inc., 0.00%, 4/1/06 (c)......        580,000
  2,625,000 Focal Communications Corp., 0.00%, 2/15/08 (d)......      1,496,250
  1,000,000 ITC Deltacom, Inc., 9.75%, 11/15/08.................      1,050,000
                                                                   ------------
                                                                      3,126,250
                                                                   ------------

 Domestic--Wholesale Telecom (1.6%):
    650,000 Qwest Communications International, 10.88%, 4/1/07..        744,250
                                                                   ------------

 Equipment Providers (1.9%):
  1,500,000 SBA Communications Corp., 0.00%, 3/1/08 (e).........        930,000
                                                                   ------------

 International--Retail Telecom (7.9%):
  1,000,000 ESAT Telecom Group plc, Senior Notes, 11.88%,
             12/1/08............................................      1,050,000
  1,000,000 Metronet Communications Corp., 12.00%, 8/15/07......      1,165,000
  1,500,000 Versatel Telecom, 13.25%, 5/15/08...................      1,567,500
                                                                   ------------
                                                                      3,782,500
                                                                   ------------

 International--Wholesale Telecom (12.7%):
  1,725,000 Esprit Telecom Group plc, 11.50%, 12/15/07..........      1,871,625
  2,000,000 Facilicom International, Inc., 10.50%, 1/15/08......      1,560,000

 Corporate Bonds, continued:
 Communications, continued:
 International--Wholesale Telecom, continued:
 $  100,000 Global Crossing Holding Co., Ltd., 10.50%, 12/1/08..   $  1,110,000
  1,500,000 Viatel, Inc., 11.25%, 4/15/08.......................      1,515,000
                                                                   ------------
                                                                      6,056,625
                                                                   ------------

 Paging/Telegraph (5.3%):
  2,500,000 Arch Communications Group, 6.75%, 12/1/03...........      1,425,000
  1,000,000 Paging Network Do Brazil SA, 13.50%, 6/6/05.........        450,000
  1,000,000 Paging Network, Inc., 10.13%, 8/1/07................        655,000
                                                                   ------------
                                                                      2,530,000
                                                                   ------------

 Pay Phone Operators (3.1%):
  1,500,000 Phonetel Technologies, Inc., 12.00%, 12/15/06**.....        510,000
  1,000,000 Talton Holdings, Inc., 11.00%, 6/30/07..............        945,000
                                                                   ------------
                                                                      1,455,000
                                                                   ------------
                                                                     21,147,125
                                                                   ------------

 Energy/Mining (4.2%):
 Distribution (0.9%):
  1,000,000 Empire Gas Corp., 7.00%, 7/15/04 (f)................        450,000
                                                                   ------------

 Oil/Gas Extraction (1.3%):
  1,000,000 Abraxas Petroleum Corp., 11.50%, 11/1/04............        613,750
                                                                   ------------

 Services (2.0%):
  1,500,000 Eagle Geophysical, Inc., 10.75%, 7/15/08............        930,000
                                                                   ------------
                                                                      1,993,750
                                                                   ------------
 Financial (2.1%):
 Banking/Insurance (2.1%):
  1,000,000 AmeriCredit Corp., 9.88%, 4/15/06*..................      1,025,000
                                                                   ------------

 Manufacturing/Consumer Goods (9.9%):
 Consumer Products (2.1%):
  1,000,000 Werner Holdings Co., Inc., 10.00%, 11/15/07.........      1,007,500
                                                                   ------------

                                   Continued

SUMMIT INVESTMENT TRUST
SUMMIT HIGH YIELD FUND

                  Schedule of Portfolio Investments, Continued
                                  May 31, 1999

 Shares or
 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------- ----------------------------------------------------   ------------

 Corporate Bonds, continued:
 Manufacturing/Consumer Goods, continued:
 Electric/HVAC (2.3%):
 $1,000,000 International Wire Group, 11.75%, 6/1/05............   $  1,040,000
                                                                   ------------
 Financial Services (1.6%):
  1,000,000 Macsaver Financial Services, 7.60%, 8/1/07..........        770,000
                                                                   ------------
 Professional & Commercial Equipment (1.9%):
  1,000,000 Anchor Lamina, Inc., 9.88%, 2/1/08..................        930,000
                                                                   ------------
 Textile/Apparel (2.0%):
  1,500,000 Anvil Knitwear, 10.88%, 3/15/07.....................        960,000
                                                                   ------------
                                                                      4,707,500
                                                                   ------------
 Manufacturing/Trade (12.2%):
 Metals (3.1%):
  1,500,000 Kaiser Aluminum & Chemicals, 12.75%, 2/1/03.........      1,500,000
                                                                   ------------
 Miscellaneous (7.8%):
  1,500,000 Derby Cycle Corp., 10.00%, 5/15/08..................      1,290,000
    500,000 IMO Industries, Inc., 11.75%, 5/1/06................        515,000
  1,000,000 International Knife & Saw Corp., 11.38%, 11/15/06...        977,500
  1,000,000 Numatics, Inc., 9.63%, 4/1/08.......................        890,000
                                                                   ------------
                                                                      3,672,500
                                                                   ------------
 Paper & Pulp (1.3%):
  1,000,000 Indah Kiat Fin Mauritius, 10.00%, 7/1/07............        630,000
                                                                   ------------
                                                                      5,802,500
                                                                   ------------
 Media (7.5%):
 Cable TV/Programming (1.1%):
    500,000 Avalon Cable of Michigan, 9.38%, 12/1/08............        510,000
                                                                   ------------
 Outdoor Advertising (3.2%):
  1,500,000 Tri-State Outdoor Media, 11.00%, 5/15/08............      1,533,750
                                                                   ------------
 Radio Broadcasting (3.2%):
    500,000 Emmis Communications Corp., 8.13%, 3/15/09..........        485,625

 Corporate Bonds, continued:
 Media, continued:
 Radio Broadcasting, continued:
 $1,000,000 Spanish Broadcasting System, 11.00%, 3/15/04........   $  1,070,000
                                                                   ------------
                                                                      1,555,625
                                                                   ------------
                                                                      3,599,375
                                                                   ------------
 Miscellaneous Services (16.7%):
 Healthcare (4.8%):
  1,000,000 Genesis Health Ventures, Inc., 9.88%, 1/15/09.......        860,000
  1,500,000 Insight Health Services Corp., 9.63%, 6/15/08.......      1,440,000
                                                                   ------------
                                                                      2,300,000
                                                                   ------------
 Hotel/Gaming (9.8%):
  1,000,000 Argosy Gaming, 13.25%, 6/1/04.......................      1,137,160
    500,000 Casino Magic--Louisiana, Inc., 13.00%, 8/15/03......        575,000
  1,000,000 Mohegan Tribal Gaming, 8.75%, 1/1/09................        997,500
  1,000,000 Station Casinos, 8.88%, 12/1/08.....................        985,000
  1,000,000 Vail Resorts, Inc., 8.75%, 5/15/09*.................        980,000
                                                                   ------------
                                                                      4,674,660
                                                                   ------------
 Other (2.1%):
  1,000,000 Affinity Group Holdings, Inc., 11.00%, 4/1/07.......      1,010,000
                                                                   ------------
                                                                      7,984,660
                                                                   ------------
 Transportation (0.9%):
 Shipping (0.6%):
    750,000 Navigator Gas Transport, 12.00%, 6/30/07*...........        292,500
                                                                   ------------
 Trucking/Warehousing (0.3%):
    500,000 Trism, Inc., 10.75%, 12/15/00**.....................        150,000
                                                                   ------------
                                                                        442,500
                                                                   ------------
  Total Corporate Bonds..........................................    46,702,410
                                                                   ------------
 Rights/Warrants (0.3%):
 Communications (0.3%):
 International--Retail Telecom (0.1%):
      1,500 Versatel Telecom, Warrants, expire 5/15/08..........         75,000
                                                                   ------------

                                   Continued

SUMMIT INVESTMENT TRUST
SUMMIT HIGH YIELD FUND

                 Schedule of Portfolio Investments, Continued
                                 May 31, 1999

 Shares or
 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------- ----------------------------------------------------   ------------

 Rights/Warrants, continued:
 Communications, continued:
 Network-Domestic (0.2%):
      1,000 Metronet Communication Corp., Warrants, expire
             12/31/99...........................................   $     78,540
                                                                   ------------
                                                                        153,540
                                                                   ------------
 Manufacturing/Consumer Goods (0.0%):
 Consumer Products (0.0%):
      2,000 Renaissance Cosmetics, Inc., Warrants, expire
             8/15/01............................................              2
                                                                   ------------
 Rights/Warrants, continued:
 Communications, continued:
 Media (0.0%):
       200 American Telecasting, Inc., Warrants, expire 8/10/00..   $         --
                                                                    ------------
  Total Rights/Warrants...........................................       153,542
                                                                    ------------
  Total Investments (Cost $53,005,895) (a)--99.0%.................    47,219,687
  Other assets in excess of liabilities--1.0%.....................       478,194
                                                                    ------------
  Total Net Assets--100.0%........................................  $ 47,697,881
                                                                    ============
--------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $112,500. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation......... $ 1,230,136
    Unrealized depreciation.........  (7,128,844)
                                     -----------
    Net unrealized depreciation..... $(5,898,708)
                                     ===========

(b)Non-income producing security.
(c)Interest rate increases to 12.75% on April 1, 2001.
(d)Interest rate increases to 12.13% on February 15, 2003.
(e)Interest rate increases to 12.00% on March 1, 2003.
(f)Interest rate increases to 12.88% on July 15, 1999.

 * Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1999, the market value of Rule 144A securities amounted to $2,297,500 or 5% of net assets.

** Bond is in default as of 5/31/99.

                       See notes to financial statements

SUMMIT INVESTMENT TRUST
SUMMIT EMERGING MARKETS BOND FUND

                       Schedule of Portfolio Investments
                                  May 31, 1999
 Shares or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Corporate Bonds (93.9%):
 Asia (9.1%):
 Indonesia (9.1%):
 $1,000,000 APP International Finance, 11.75%, 10/1/05...........   $   735,000
  1,000,000 DGS International Finance Co. BV, 10.00%, 6/1/07**...       660,000
  1,000,000 Tjiwi Kimia Finance Mauritius, 10.00%, 8/1/04........       630,000
                                                                    -----------
                                                                      2,025,000
                                                                    -----------
                                                                      2,025,000
                                                                    -----------
 Caribbean (3.9%):
 Dominican Republic (3.9%):
  1,000,000 Tricom SA, 11.38%, 9/1/04............................       870,000
                                                                    -----------
 Eastern Europe (12.1%):
 Israel (2.6%):
  1,000,000 Barak I.T.C., 0.00%, 11/15/07 (b)....................       570,000
                                                                    -----------
 Poland (4.0%):
  1,000,000 Netia Holdings BV, 10.25%, 11/1/07...................       900,000
                                                                    -----------
 Russia (1.0%):
  2,498,794 Russia-Ian, Floating Rate Note, currently 5.97%,
             12/15/15**..........................................       224,891
                                                                    -----------
 Turkey (4.5%):
  1,000,000 Cellco Finance NV, 15.00%, 8/1/05**..................       995,000
                                                                    -----------
                                                                      2,689,891
                                                                    -----------
 Latin America (57.2%):
 Argentina (22.5%):
  1,000,000 Acindar Ind., 11.25%, 2/15/04........................       770,000
  1,000,000 Autopistas Del Sol SA, 10.25%, 8/1/09**..............       815,000
    500,000 Cablevision SA, 13.75%, 5/1/09.......................       472,500
  1,000,000 Cia International Telecom Cointel, 10.38%, 8/1/04....       740,000
  1,000,000 CTI Holdings SA, 0.00%, 4/15/08 (c)..................       530,000
  1,000,000 Mastellone Hermanos SA, 11.75%, 4/1/08...............       770,000
  1,000,000 Supercanal Holdings, 11.50%, 5/15/05**...............       470,000
    500,000 Supermercados Norte, 10.88%, 2/9/04**................       445,000
                                                                    -----------
                                                                      5,012,500
                                                                    -----------
 Corporate Bonds, continued:
 Latin America, continued:
 Brazil (17.3%):
 $1,000,000 Banco Nacional Desenvolvimento, Floating Rate Note,
             currently 15.22%, 6/16/08...........................   $   825,000
  1,000,000 Comtel Brasileira Ltd., 10.75%, 9/26/04**............       880,000
  1,000,000 Espirito Santo Centrais Electrias, 10.00%, 7/15/07...       735,000
  1,000,000 MRS Logistica SA, 10.63%, 8/15/05**..................       640,000
  1,000,000 Paging Network Do Brazil SA, 13.50%, 6/6/05..........       450,000
    500,000 Tevecap SA, 12.63%, 11/26/04.........................       325,000
                                                                    -----------
                                                                      3,855,000
                                                                    -----------
 Mexico (13.7%):
    500,000 Alestra SA de RL de CV, 12.63%, 5/15/09**............       475,000
  1,000,000 Consorcio Grupo Dina, 8.00%, 8/8/04, Convertible
             Bond................................................       478,750
    500,000 Gruma, SA de CV, 7.63%, 10/15/07.....................       439,510
    500,000 Grupo Industrial Durango, 12.63%, 8/1/03.............       477,500
  1,000,000 Innova SA de RL, 12.88%, 4/1/07......................       810,000
    500,000 TV Azteca SA, 10.50%, 2/15/07........................       365,000
                                                                    -----------
                                                                      3,045,760
                                                                    -----------
 Venezuela (3.7%):
  1,000,000 Cantv Finance Ltd., 9.25%, 2/1/04....................       812,500
                                                                    -----------
                                                                     12,725,760
                                                                    -----------
 North America (2.0%):
 Canada (2.0%):
  1,000,000 Microcell Telecommunications, 0.00%, 10/15/07 (d)....       434,807
                                                                    -----------
 Western Europe (9.6%):
 Greece (4.1%):
  1,000,000 Fage Dairy Industries SA, 9.00%, 2/1/07..............       900,000
                                                                    -----------
 Ireland (3.2%):
  1,000,000 ESAT Telecom Group plc, 0.00%, 2/1/07 (e)............       710,000
                                                                    -----------

                                   Continued

SUMMIT INVESTMENT TRUST
SUMMIT EMERGING MARKETS BOND FUND

                 Schedule of Portfolio Investments, Continued
                                 May 31, 1999
 Shares or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Corporate Bonds, continued:
 Western Europe, continued:
 Netherlands (2.3%):
 $  500,000 Versatel Telecom BV, 13.25%, 5/15/08..................   $   522,500
                                                                     -----------
                                                                       2,132,500
                                                                     -----------
  Total Corporate Bonds............................................   20,877,958
                                                                     -----------
 Rights/Warrants (0.1%):
 Western Europe (0.1%):
 Netherlands (0.1%):
        500 Versatel Telecom BV, Warrants.........................        25,000
                                                                     -----------
  Total Rights/Warrants............................................       25,000
                                                                     -----------
 Investment Companies (2.5%):
 North America (2.5%):
 United States (2.5%):
    560,371 Fifth Third Commercial Paper Fund.....................   $   560,371
                                                                     -----------
  Total Investment Companies.......................................      560,371
                                                                     -----------
  Total Investments (Cost $27,272,520) (a)--96.5%..................   21,463,329
                                                                     -----------
  Other assets in excess of liabilities--3.5%......................      774,920
                                                                     -----------
  Total Net Assets--100.0%.........................................  $22,238,249
                                                                     ===========

--------

(a) Cost for federal income tax purposes differs from value by net unrealized depreciation as follows:

    Unrealized appreciation......... $   $182,225
    Unrealized depreciation......... $(5,991,416)
                                     ------------
    Net unrealized depreciation..... $(5,809,191)
                                     ============

(b)  Interest rate increases to 12.50% on November 15, 2002.
(c)  Interest rate increases to 11.50% on April 15, 2003.
(d)  Interest rate increases to 11.13% on October 15, 2002.
(e)  Interest rate increases to 12.50% on February 1, 2002.

** Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1999, the market value of Rule 144A securities amounted to $5,604,891 or 25% of net assets.

                      See notes to financial statements.

SUMMIT INVESTMENT TRUST

                         Notes to Financial Statements
                                 May 31, 1999


1. Organization:

 Summit Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company established as a Massachusetts business trust under an Agreement and Declaration of Trust dated March 8, 1994, as amended. The Trust is comprised of two managed investment portfolios, the Summit High Yield Fund (the "High Yield Fund") and the Summit Emerging Markets Bond Fund (the "Emerging Markets Fund"), collectively (the "Funds"), or individually (the "Fund"). On July 31, 1997, the Institutional Service Shares of the Summit High Yield Fund ceased operations and all outstanding shares were converted to High Yield Shares. Effective October 8, 1998, the Funds added Class B Shares, which impose a back end sales charge (load) if you sell your shares before the sixth year.

 The High Yield Fund's investment objective is high current income with capital appreciation as a secondary goal. The Fund invests primarily in lower-quality, intermediate to long-term corporate bonds.

 The Emerging Market Fund's investment objective is to provide high income and capital appreciation. The Fund will invest primarily in government and corporate debt securities of emerging market nations.

 The Funds are authorized to issue an unlimited number of shares, which are units of beneficial interest without par value.

2. Significant Accounting Policies:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

 Securities Valuation:

 Securities which are traded on stock exchanges are valued at the last sales price as of the close of the New York Stock Exchange (the "Exchange"), or lacking any sales, at the closing bid price. Securities traded in the "over-the-counter" market are valued at the last bid price quoted by brokers that make markets in the securities at the close of trading on the Exchange. Fixed income securities are generally traded in the over-the- counter market. Securities and assets for which market quotations are not readily available or not obtained from a pricing service are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. As approved by the Board of Trustees, the Fund uses a pricing service or services in determining the net asset value of shares of the Funds. Fixed income securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, which the Trustees have determined reflects fair value.


                                   Continued

SUMMIT INVESTMENT TRUST

                                 May 31, 1999

 Foreign Currency Translation:

 The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Emerging Markets Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate on the date of valuation. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchanges on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

 Foreign Currency Contracts:

 A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the fluctuations in value during the period the forward was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

 Forward foreign exchange contracts may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the original contracts and the amount realized upon the closing of such contracts is included in net realized gains/losses from investment and foreign currency transactions. No forward foreign exchange contracts were held as of May 31, 1999.

 Securities Transactions and Related Income:

 Securities transactions are accounted for on the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost.

 Dividends to Shareholders:

 Dividends from net investment income are declared and paid monthly. Net realized capital gains, if any, are declared and paid at least annually.

 Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are primarily due to differing treatments for organization costs, market discount, and foreign currency transactions.

                                   Continued

SUMMIT INVESTMENT TRUST

                                 May 31, 1999


 These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distribution in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital. As of May 31, 1999, the following reclassifications were made to increase(decrease) such accounts with offsetting adjustments made to paid-in-capital:

                                             Accumulated      Accumulated Net
                                          Undistributed Net Realized Gain/(Loss)
                                          Investment Income    on Investments
                                          ----------------- --------------------
  High Yield Fund........................      $25,523            $(25,523)
  Emerging Markets Fund..................      $    24            $    (24)

 Federal Income Taxes:

 It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

 Other:

 Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to both Funds are allocated among each Fund based upon relative net assets or another appropriate method. Costs incurred in connection with the organization and initial registration of the Emerging Markets Fund have been deferred and are being amortized over a twenty four month period, beginning with each Fund's commencement of operations.

3.Purchases and Sales of Portfolio Securities:

 Purchases and sales of securities (excluding short-term securities) for the fiscal year ended May 31, 1999 are as follows:

                                                          Purchases     Sales
                                                         ----------- -----------
 High Yield Fund........................................ $95,581,432 $93,249,828
 Emerging Markets Fund.................................. $ 8,387,922 $ 7,297,616

4.Related Party Transactions:

 First Summit Capital Management ("FSCM" or the "Adviser"), a joint venture having its principal offices at 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202, is the investment adviser to the Funds. FSCM was

                                   Continued

SUMMIT INVESTMENT TRUST

                                 May 31, 1999

 organized principally for purposes of sponsoring and managing the Trust pursuant to a joint venture agreement (the "Joint Venture Agreement") between Summit Investment Partners, LLC, ("SIP") and Freeman Holding Company, Inc. ("Freeman"), a Delaware corporation. Under the Joint Venture Agreement, SIP serves as the general manager of the Adviser and is responsible for maintaining its books of account and other financial records and for preparing its quarterly financial statements. SIP is a division of Union Central Life, an Ohio mutual insurance company, which owns approximately 55% of the High Yield Fund and 98% of the Emerging Markets Fund as of May 31, 1999. Freeman is the parent corporation of Freeman Securities Company, Inc., a New Jersey corporation which is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

 Under the terms of the Investment Advisory Agreement between the Trust and FSCM (the "Advisory Agreement"), FSCM is entitled to receive fees based on a percentage of the average daily net assets of the Funds. Effective July 1, 1995, the investment advisory fee is based on the total return investment performance of the High Yield Fund for the prior twelve-month period relative to the percentage change in the Salomon Brothers High Yield Market Index for the same period. The advisory fee is paid monthly at an annual rate which varies between 0.35% and 1.15% of the High Yield Fund's average daily net assets. For the Emerging Markets Fund the advisory fee is paid monthly at an annual rate of 0.75% of the Fund's average daily net assets. The Adviser has agreed to waive a portion of its advisory fee so as to limit the total annual expenses of the A shares and B shares of the High Yield Fund to 1.60% and 2.35% and the Emerging Markets to 2.00% and 2.75%, respectively. For the fiscal year ended May 31, 1999, FSCM received $266,304 and $129,500 of advisory fees after voluntarily waiving $37,165 and $27,944 of advisory fees for the High Yield Fund and Emerging Markets Fund, respectively.

 Summit Investment Partners, LLC, with offices at 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202, serves as investment sub-adviser (the "Sub-Adviser") to the Funds pursuant to an Investment Sub-Advisory Agreement with the Adviser dated September 18, 1996 (the "Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, Summit Investment Partners, LLC provides, subject to the Adviser's direction, a portion of the investment advisory services for which the Adviser is responsible pursuant to the Advisory Agreement relating to the Funds. Under the Sub-Advisory Agreement, the Sub-Adviser receives from the Adviser an annual fee in the amount of $125,000 and $125,000 per year from the High Yield Fund and Emerging Markets Fund, respectively. If the Sub-Adviser renders services to the Adviser under the Sub-Advisory Agreement for a period of less than twelve months, the Sub-Adviser is entitled to a pro-rata portion of such fee, or such other fees as shall be agreed to by the Adviser and the Sub-Adviser, not to exceed the equivalent of the pro-rata portion of such fee. In the event that the amount payable as the Sub-Adviser's fees exceeds the amount of advisory fees paid to the Adviser pursuant to the Advisory Agreement, the difference will be shared equally by the Adviser's general partners, Freeman and SIP, or paid by FSCM.

 BISYS Fund Services (the "Administrator"), an indirect, wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as the administrator, manager, and distributor to the Trust.

 Certain officers of the Trust are affiliated with BISYS or with FSCM. Such officers are not paid any fees directly by the Funds or the Trust for serving as officers of the Trust.

                                   Continued

SUMMIT INVESTMENT TRUST

                                 May 31, 1999


 BISYS Fund Services, LP ("BISYS" or "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's administrator and assists the Trust in all aspects of its administration and operation. The administrator is entitled to a fee under the terms of the Management and Administration Agreement between the Trust and BISYS' fees are computed daily and paid monthly as a percentage of the average daily net assets of the Funds at an annual rate of 0.20%. For the fiscal year ended May 31, 1999, BISYS received $81,515 and $31,489 of administration fees after voluntarily waiving $24,759 and $10,497 of administration fees for the High Yield Fund and Emerging Markets Fund, respectively.

 The Trust has adopted a Distribution Plan and Distribution and Shareholder Service Plan under which BISYS receives fees for providing distribution and shareholder services under the Distribution Agreement between the Trust and BISYS and the Trust's (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, Class A shares are subject to an annual distribution fee of up to 0.25% of the average daily net assets. Class B shares are subject to an annual distribution fee of up to 1.00% of the average daily net assets. The Distributor may use up to 0.25% of the fees for shareholder servicing and up to 0.75% for distribution activities. For the fiscal year ended May 31, 1999, BISYS has received $123,899 and $52,481 for the High Yield Fund and the Emerging Markets Fund for distribution fees, respectively. These fees may be used by BISYS to pay financial institutions, including the Summit Investment Partners, LLC, broker dealers and other institutions, or to reimburse BISYS or its affiliates for distribution or shareholder service assistance. In addition, BISYS has the right, as principal underwriter, to purchase Fund shares at their net asset value and to sell such shares to the public, or to dealers who have entered into selected dealer agreements with the Distributor, in both cases against orders for such shares. BISYS may sell such shares at the public offering price, which is net asset value plus a maximum sales charge of 4.50% or, in the case of sales to dealers, at the public offering price less a concession determined by BISYS which may not exceed the amount of the sales charge or the underwriting discount. For the fiscal year ended May 31, 1999, BISYS received $106,216 and $178 from commissions earned on sales of the High Yield Fund and Emerging Markets Fund, respectively, of which $7,386 was re-allowed to BISYS and Carillon Investments (affiliated broker/dealers).

 BISYS serves as the Trust's transfer agent and is entitled to receive fees based upon a contractually specified amount per shareholder with specified minimum per portfolio amounts and surcharges. In addition, the transfer agent is reimbursed for certain out-of-pocket expenses incurred in providing transfer agency services. BISYS also serves the Trust as fund accountant. Under the terms of the Fund Accounting Agreement, BISYS is entitled to receive an minimum annual fee of $30,000 and $45,000 or 0.03% and 0.05% of the average daily net assets of the High Yield Fund and Emerging Markets Fund, respectively. In addition, BISYS is entitled to be reimbursed for certain out-of-pocket expenses incurred in providing such fund accounting services. Transfer agent and fund accounting fees for the fiscal year ended May 31, 1999 were $126,270 and $95,966, for the High Yield Fund and the Emerging Markets Fund, respectively.

 The Funds entered into a $4,000,000 revolving credit agreement for liquidity and other purposes on January 22, 1999. Borrowings under this arrangement bear interest at the Fed Funds rate in effect on the business day that the loan is made. Interest expense for the year ended May 31, 1999 was approximately $4,576 and $81 for the High Yield and Emerging Markets, respectively.

                                   Continued

SUMMIT INVESTMENT TRUST

                                  May 31, 1999


5. Shares of Beneficial Interest:

 The following is a summary of transactions in Fund shares:

                                 High Yield Fund         Emerging Markets Bond Fund
                            --------------------------  ----------------------------
                              For the       For the       For the        For the
                             Year Ended    Year Ended    Year Ended   Period Ended
                            May 31, 1999  May 31, 1998  May 31, 1999 May 31, 1998(a)
                            ------------  ------------  ------------ ---------------
  CAPITAL TRANSACTIONS:
  A Shares:
   Proceeds from shares
   issued.................  $28,992,269   $44,901,158    $  863,623    $25,207,058
   Dividends reinvested...    6,750,909     7,475,727     2,917,768        857,402
   Cost of shares
   redeemed...............  (32,197,576)  (29,628,147)     (698,624)        (3,939)
                            -----------   -----------    ----------    -----------
     Change in net assets
     from A Shares
     transactions.........  $ 3,545,602   $22,748,738    $3,082,767    $26,060,521
                            ===========   ===========    ==========    ===========
  B Shares: (b)
   Proceeds from shares
   issued.................  $   375,304            --    $    1,000             --
   Dividends reinvested...        3,302            --           117             --
   Cost of shares
   redeemed...............           --            --            --             --
                            -----------   -----------    ----------    -----------
     Change in net assets
     from B Shares
     transactions.........  $   378,606            --    $    1,117             --
                            ===========   ===========    ==========    ===========
  Institutional Service
  Shares: (c)
   Proceeds from shares
   issued.................           --   $   969,749            --             --
   Dividends reinvested...           --        68,019            --             --
   Cost of shares
   redeemed...............           --    (5,443,018)           --             --
                            -----------   -----------    ----------    -----------
     Change in net assets
      from Institutional
      Service
      Shares transactions.           --   $(4,405,250)           --             --
                            ===========   ===========    ==========    ===========
  SHARE TRANSACTIONS:
  A Shares:
   Proceeds from shares
   issued.................    3,020,270     3,964,100       121,988      2,537,918
   Dividends reinvested...      727,633       674,217       405,991         84,891
   Cost of shares
   redeemed...............   (3,426,791)   (2,641,732)      (97,113)          (382)
                            -----------   -----------    ----------    -----------
     Change in A Shares...      321,112     1,996,585       430,866      2,622,427
                            ===========   ===========    ==========    ===========
  B Shares: (b)
   Proceeds from shares
   issued.................       42,053            --           167             --
   Dividends reinvested...          371            --            17             --
   Cost of shares
   redeemed...............           --            --            --             --
                            -----------   -----------    ----------    -----------
     Change in B Shares...       42,424            --           184             --
                            ===========   ===========    ==========    ===========
  Institutional Service
  Shares: (c)
   Proceeds from shares
   issued.................           --        83,883            --             --
   Dividends reinvested...           --         5,865            --             --
   Cost of shares
   redeemed...............           --      (464,696)           --             --
                            -----------   -----------    ----------    -----------
     Change in
     Institutional Service
     Shares...............           --      (374,948)           --             --
                            ===========   ===========    ==========    ===========

(a)  Period from commencement of operations (December 31, 1997).
(b)  Period from commencement of operations (October 8, 1998).
(c) On July 31, 1997 Institutional Shares ceased operations and were transferred to A Shares.


                                   Continued

SUMMIT INVESTMENT TRUST

                                 May 31, 1999


6. Federal Tax Information (unaudited):

 Capital Loss Carryover:

 As of May 31,1999, the following Funds had net capital loss carryover which will be available through stated years to offset any future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that this carryover is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                                                          Amount    Year Expired
                                                         ---------  ------------
  High Yield Fund....................................... $(853,764)     2007
  Emerging Markets Bond Fund............................ $ (80,585)     2007

 Capital Gain Distributions:

 During the period ended May 31, 1999 the High Yield Fund declared long term capital gain distributions of $173,165.

 Post October Loss Deferral:

 Capital losses and foreign currency losses incurred after October 31, within the Funds' fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The High Yield and Emerging Markets Funds have incurred and will elect to defer such capital losses and foreign currency losses of $3,137,139 and $1,032,749, respectively.

7. Concentration of Credit Risk:

 The Funds may invest its assets in intermediate to long-term, high yield, medium and lower quality, fixed income securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. If market quotations are not readily available for the Fund's lower-rated or non-rated securities, these securities will be valued by a method that the Trustees believe accurately reflects fair value. Judgment plays a greater role in valuing lower-rated securities than with respect to securities for which external sources of quotations and last sale information are more available.

 The Emerging Markets Bond Fund has a relatively large concentration of securities invested in companies domiciled in the emerging markets. The Fund may be more susceptible to the political, social and economic events adversely affecting the emerging market companies than funds not so concentrated.

SUMMIT HIGH YIELD FUND

                              Financial Highlights

         For a unit of beneficial interest outstanding for each period

                           For the      For the      For the      For the        For the
                          Year Ended   Year Ended   Year Ended   Year Ended   Period Ended
                         May 31, 1999 May 31, 1998 May 31, 1997 May 31, 1996 May 31, 1995(a)
                         ------------ ------------ ------------ ------------ ---------------
A Shares
Net Asset Value,
Beginning of Period.....   $ 10.99      $ 11.32      $ 11.05      $ 10.11        $ 10.00
                           -------      -------      -------      -------        -------
INVESTMENT ACTIVITIES:
  Net investment income.      0.95         1.01         0.99         1.01           0.83
  Net realized and
   unrealized gains
   (losses) on
   investments..........     (1.89)        0.70         0.90         0.95           0.11
                           -------      -------      -------      -------        -------
    Total from
    Investment
    Activities..........     (0.94)        1.71         1.89         1.96           0.94
                           -------      -------      -------      -------        -------
DISTRIBUTIONS:
  Net investment income.     (0.97)       (1.01)       (0.99)       (1.01)         (0.83)
  In excess of net
  investment income.....        --           --        (0.13)          --             --
  Net realized gains....     (0.29)       (1.03)       (0.50)       (0.01)            --
                           -------      -------      -------      -------        -------
    Total Distributions.     (1.26)       (2.04)       (1.62)       (1.02)         (0.83)
                           -------      -------      -------      -------        -------
Net Asset Value, End of
Period..................   $  8.79      $ 10.99      $ 11.32      $ 11.05        $ 10.11
                           =======      =======      =======      =======        =======
Total Return (excludes
sales charges)..........     (8.45%)      16.17%       18.15%       20.34%          9.97%(b)
Ratios to Average Net
 Assets/Supplemental
 Data:
  Net Assets at end of
  period (000)..........   $47,325      $55,643      $34,707      $28,628        $27,676
  Expenses before
  waivers...............      1.71%        2.03%        2.32%        2.24%          1.61%(c)
  Net investment income
   before waivers.......      9.86%        8.38%        8.01%        8.78%          9.08%(c)
  Expenses net of
  waivers...............      1.60%        1.60%        1.60%        1.60%          1.56%(c)
  Net investment income
   net
   of waivers...........      9.97%        8.81%        8.73%        9.42%          9.13%(c)
  Portfolio turnover
  (d)...................    176.06%      518.74%      271.68%      187.61%        158.36%

--------
(a) Period from commencement of operations (June 27, 1994).
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of the shares issued.

                       See notes to financial statements.

SUMMIT HIGH YIELD FUND

                              Financial Highlights

         For a unit of beneficial interest outstanding for each period

                                                                     For the
                                                                  Period Ended
                                                                 May 31, 1999(a)
                                                                 ---------------
B Shares
Net Asset Value, Beginning of Period............................     $ 9.10
                                                                     ------
INVESTMENT ACTIVITIES:
  Net investment income.........................................       0.53
  Net realized and unrealized gains (losses) on investments.....       0.02
                                                                     ------
    Total from Investment Activities............................       0.55
                                                                     ------
DISTRIBUTIONS:
  Net investment income.........................................      (0.58)
  In excess of net investment income............................         --
  Net realized gains............................................      (0.29)
                                                                     ------
    Total Distributions.........................................      (0.87)
                                                                     ------
Net Asset Value, End of Period..................................     $ 8.78
                                                                     ======
Total Return (excludes sales charges)...........................       6.20%(b)
Ratios to Average Net Assets/Supplemental Data:
  Net Assets at end of period (000).............................     $  372
  Expenses before waivers.......................................       2.31%(c)
  Net investment income before waivers..........................       9.02%(c)
  Expenses net of waivers.......................................       2.22%(c)
  Net investment income net of waivers..........................       9.11%(c)
  Portfolio turnover (d)........................................     176.06%

--------
(a)  Period from commencement of operations (October 8, 1998).
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of the shares issued.


                       See notes to financial statements.

SUMMIT EMERGING MARKETS BOND FUND

                              Financial Highlights

         For a unit of beneficial interest outstanding for each period

                                             A Shares              B Shares
                                   ---------------------------- ---------------
                                     For the        For the         For the
                                    Year ended   Period Ended    Period Ended
                                   May 31, 1999 May 31, 1998(a) May 31, 1999(b)
                                   ------------ --------------- ---------------
Net Asset Value, Beginning of
Period............................   $  9.87        $ 10.00          $5.94
                                     -------        -------          -----
INVESTMENT ACTIVITIES:
 Net investment income............      0.99           0.35           0.62
 Net realized and unrealized gains
 (losses) on investments..........     (2.54)         (0.15)          1.39
                                     -------        -------          -----
  Total from Investment
  Activities......................     (1.55)          0.20           2.01
                                     -------        -------          -----
DISTRIBUTIONS:
 Net investment income............     (1.00)         (0.33)         (0.63)
 Net realized gains...............     (0.04)            --          (0.04)
                                     -------        -------          -----
  Total Distributions.............     (1.04)         (0.33)         (0.67)
                                     -------        -------          -----
Net Asset Value, End of Period....   $  7.28        $  9.87          $7.28
                                     =======        =======          =====
Total Return (excludes sales
charges)..........................    (14.86%)         2.01%(c)      35.12%(c)
Ratios to Average Net
Assets/Supplemental Data:
 Net Assets at end of period
 (000)............................   $22,237        $25,879          $   1
 Expenses before waivers..........      2.18%          2.20%(d)       2.94%(d)
 Net investment income before
 waivers..........................     13.13%          8.47%(d)      13.26%(d)
 Expenses net of waivers..........      2.00%          2.00%(d)       2.75%(d)
 Net investment income net of
 waivers..........................     13.31%          8.67%(d)      13.43%(d)
 Portfolio turnover (e)...........     37.83%         85.69%         37.83%

--------
(a)  Period from commencement of operations (December 31, 1997).
(b)  Period from commencement of operations (October 8, 1998).
(c)  Not annualized.
(d)  Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of the shares issued.

                       See notes to financial Statements

                      -----------------------------------


                             Trustees and Officers

                  Steven R. Sutermeister, Chairman and Trustee
                     James F. Smith, President and Trustee
                         Theodore H. Emmerich, Trustee
                           T. Ashley Cooper, Trustee
                            Bruce H. Olson, Trustee
                            John Quillin, Secretary
                            Nimish Bhatt, Treasurer

                                  -----------

                               Investment Adviser
                        First Summit Capital Management
                            312 Elm St., Suite 2525
                              Cincinnati, OH 45202

                             Sub-Investment Adviser
                        Summit Investment Partners, LLC
                            312 Elm St., Suite 2525
                              Cincinnati, OH 45202

                         Administrator and Distributor
                              BISYS Fund Services
                               3435 Stelzer Road
                            Columbus, OH 43219-3035

                                 Legal Counsel
                     Stradley, Ronon, Stevens & Young, LLP
                              2600 Commerce Square
                          Philadelphia, PA 19103-7098

                                    Auditors
                           PricewaterhouseCoopers LLP
                             100 East Broad Street
                               Columbus, OH 43215



                                      LOGO
                                     SUMMIT
                                   INVESTMENT
                                     TRUST


                                High Yield Fund
                           Emerging Markets Bond Fund

                                   Managed by
                        First Summit Capital Management

                                 Sub-Advised by
                        Summit Investment Partners, LLC

                                 ANNUAL REPORT
                                       TO
                                  SHAREHOLDERS
                                  MAY 31, 1999

7/99

                      -----------------------------------